UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2011

Capital Growth Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 S. Wacker, Suite 1650, Chicago, Illinois 60606
(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Capital Growth Systems, Inc. has periodically filed its monthly reports with the U.S. Bankruptcy Court.  Attached as Exhibits to this Form 8-K  are unaudited financial statements for the month ended February 28, 2011 containing the following information that is contained in the monthly reports filed with the Court:

a.   Income Statement for the month in question;

b.  Year to Date Income Statement through the month in question;

c.   Balance Sheet as of the end of the month in question;

d.  Accounts Payable Aging as of the end of the month in question; and

e.  Accounts Receivable Aging as of the end of the month in question.

Item 9.01 Financial Statements and Exhibits.

99.1  Financial Statements for the month ended February 28, 2011 and Year to Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2011.

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Dan Kardatzke
Dan Kardatzke
Chief Financial Officer